Exhibit 10.36

              Non-Qualified Stock Option Agreement


Participant:

Number of shares of
Common Stock subject
to this Agreement:

      Pursuant to the Financial Federal Corporation Stock Option Plan (the "Plan"), the Board of Directors of Financial Federal Corporation (the "Company") has granted to Participant on this date an option (the "Option") to purchase the number of shares of the Company's Common Stock, $.50 par value ("Common Stock"), set forth above. Such number of shares (as such may be adjusted as described in Paragraph 11 below) is herein referred to as the "Option Shares." This Option shall constitute and be treated as a "non-qualified stock option" and not as an "incentive stock option" as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") for federal income tax purposes. The terms and conditions of this Option are set forth below:

      1.    Date of Grant.  This Option is granted to Participant
on           .

     2. Termination of Option. Participant's right to exercise this Option (and to purchase the Option Shares) shall expire and terminate in all events on the earlier of (i) five years after Date of Grant; (ii) the date provided in Paragraph 8 below in the event Participant ceases to be a Director of the Company (as defined in the Plan); or (iii) upon any transfer, pledge, encumbering or attempted exercise of this Option in violation of the terms of Paragraph 7 below.

      3.    Option Price.  The purchase price to be paid upon the
exercise  of this Option will be $      per share, which  is  not
less than the fair market value of a share of Common Stock on the Date of Grant of this Option.

     4. Vesting Provisions - Entitlement to Exercise the Option and Purchase Option Shares. Participant shall become entitled to exercise this option immediately with respect to 100% of the Option Shares. In no event may a fraction of a share or less than 25 shares be purchased or issued.

     5.   Additional Provisions Relating to Exercise.

      (a) Once Participant becomes entitled to exercise this Option (and purchase Option Shares) as provided in Paragraph 4 hereof, such right will continue until the date on which this Option expires and terminates pursuant to Paragraph 2 hereof.

      (b) The Board of Directors of the Company, in its sole discretion, may at any time accelerate the time at which this Option may be exercised by Participant with respect to any Option
Shares.

       6. Exercise of Option. To exercise the Option, Participant must deliver a completed copy of the attached Option Exercise Form to the address indicated on the Form, specifying the number of Option Shares being purchased as a result of such exercise, together with payment of the full option price for the Option Shares being purchased. Payment of the option price must be made in cash or by check.

      7. Transferability of Option. This Option may not be transferred, pledged, or otherwise encumbered (whether voluntarily, involuntarily or by operation of law) by Participant (other than by will or the laws of descent and distribution) and may be exercised during Participant's lifetime only by Participant and not by any transferee, pledgee, lienholder, trustee, receiver, conservator or other fiduciary, custodian or successor to Participant or of Participant's assets and property (including any Trustee in Bankruptcy or Assignee for the Benefit of Creditors).

     8.   Termination as a Director or of Employment.

      (a) In the event that Participant ceases to be a Director or employed by the Company or a Subsidiary or Affiliate thereof on a full-time basis for any reason other than because of Participant's death or "disability" (within the meaning of Section 22(3)(e) of the Code), this Option shall expire on Participant's last day of employment or date Participant ceases to be a Director.

      (b) In the event that Participant ceases to be a Director or employed by the Company or any Subsidiary or Affiliate thereof on a full-time basis by reason of "disability" (as defined in paragraph (a) above), this Option may only be exercised within one year after the date Participant ceases to be a Director or employed, and only to the same extent that Participant was entitled to exercise this Option on the date Participant ceases to be a Director or employed by reason of such disability and had not previously done so.

      (c) In the event that Participant dies either while a Director or employed on a full-time basis by the Company or any Subsidiary or Affiliate thereof or within a period of one year after ceasing to be a Director or employed by the Company or any Subsidiary or Affiliate thereof on a full-time basis by reason of "disability," this Option may only be exercised within six (6) months after Participant's death. In such event, this Option may be exercised during such six-month period by the legal representative of Participant's estate or by any person who shall have acquired the Option through bequest or inheritance, but only to the same extent that Participant was entitled to exercise this Option immediately prior to the time of Participant's death and had not previously done so.

       (d) Notwithstanding any provision contained in this Paragraph 8 to the contrary, in no event may this Option be exercised to any extent by anyone after six years from grant.

      9. Representations. Participant represents and warrants that Participant understands the Federal, state and local income tax consequences of the granting of this Option to Participant, the exercise of this Option and purchase of Option Shares, and the subsequent sale or other disposition of any Option Shares.

     10. Adjustments. If the total outstanding shares of Common Stock of the Company shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or for another corporation through reorganization, merger or consolidation, recapitalization, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in stock, then the Board of Directors shall appropriately adjust the number of Option Shares (and price per share) subject to the unexercised portion of this Option (to the nearest possible full share) subject in all cases to the limitations of Section 425 of the Code.

      11. Continuation as a Director or of Employment. Neither the Plan nor this Option shall confer upon Participant any right to continue as a Director or in the employ of the Company or any Subsidiary or Affiliate thereof or limit in any respect the right of the Company or any Subsidiary or Affiliate thereof to terminate Participant's employment or as a Director at any time.

      12.  Plan Documents. This Option Agreement is qualified  in
its   entirety  by  reference  to  the  provisions  of  the  Plan
applicable   to   "Non-Qualified  Options",  which   are   hereby
incorporated herein by reference.

      13. Governing Law. The Plan, this Option and all actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of New York and construed accordingly, without giving effect to principles of conflicts of laws. This Agreement may not be amended, altered, waived or modified unless it is in writing and signed by Participant and an officer of the Company who has the title of Executive Vice President or higher. The written Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. The rights and remedies of the Company, its Subsidiaries and Affiliates hereunder shall be cumulative and not alternative. No delay or failure on the part of the Company, its Subsidiaries or its Affiliates in exercising any rights hereunder shall operate as a waiver of such or of any other rights. If any term, provision, covenant or restriction of this Option is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. THE PARTICIPANT HEREBY WAIVES THE RIGHT TO HAVE A TRIAL BY JURY IN ANY LITIGATION, ACTION, CAUSE OF ACTION, COUNTERCLAIM, CASE, ARBITRATION OR PROCEEDING BETWEEN THE EMPLOYEE/PARTICIPANT AND THE COMPANY, ITS SUBSIDIARIES OR AFFILIATES.

      In consideration of the Company granting the Participant this Option, please acknowledge your agreement to fully comply with all of the terms and provisions contained herein by signing this Option Agreement in the space provided below and returning it promptly to Financial Federal Corporation, Attention: Troy H. Geisser, Secretary.

                                   FINANCIAL FEDERAL CORPORATION

                                   By_ __________________________


                                   By_ __________________________

Accepted and Agreed to as of
               .

____________________________